UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2006

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-15829

Delaware (State or other jurisdiction of incorporation)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee (Address of principal executive offices)	38120 (ZIP Code)
Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-7806

Delaware (State or other jurisdiction of incorporation)	71-0427007 (IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee (Address of principal executive offices)	38125 (ZIP Code)
Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The information in this Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed ”filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
SECTION 2. FINANCIAL INFORMATION.
Item 2.02. Results of Operations and Financial Condition.
Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s press release, dated September 21, 2006, announcing its and its wholly owned subsidiary Federal Express Corporation’s financial results for the fiscal quarter ended August 31, 2006.
SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description
99.1	Press Release of FedEx Corporation dated September 21, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation
Date: September 21, 2006	By:	/s/ MARSHALL W. WITT
Marshall W. Witt
Staff Vice President and Corporate Controller

Federal Express Corporation
Date: September 21, 2006	By:	/s/ JAY L. COFIELD
Jay L. Cofield
Vice President and Worldwide Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of FedEx Corporation dated September 21, 2006.

E-1